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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 29, 2004


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


         MICHIGAN                        0-452                   38-1093240
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

             100 EAST PATTERSON STREET
                 TECUMSEH, MICHIGAN                                49286
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      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 29, 2004, we entered into a consent order with the Wisconsin Department of Natural Resources and TRC Companies, Inc. relating to the cleanup of PCB and other contamination at and in certain areas around and downstream from our New Holstein, Wisconsin facility. At the same time, we entered into an Exit Strategy Agreement with TRC under which TRC assumed substantially all of our obligations to remediate preexisting known and unknown contamination pursuant to the consent order and applicable laws and regulations. The term of the agreement with TRC is 20 years, and TRC's maximum liability under it is $40 million. As required by the agreement, we also purchased a policy from American International Specialty Lines Company, a division of American International Group, including cost-cap coverage, pollution legal liability coverage, and a finite portion for various remediation costs and bodily injury and property damage claims potentially associated with the contamination and remediation. The policy's aggregate coverage limit is approximately $41 million, the term is 20 years, and it names TRC and us as named insureds.

         We incurred total costs of approximately $16.4 million in entering into these arrangements. We will record the difference between these costs and the amount we previously had accrued for the cleanup as an expense during the fourth quarter of 2004.

ITEM 7.01     REGULATION FD DISCLOSURE.

         January 4, 2005, we issued a press release describing charges we are taking in the fourth quarter of 2004 relating to the environmental remediation matters described in Item 1.01 of this report and the bankruptcy of a substantial customer. We are furnishing a copy of the press release as Exhibit
99.1 to this report.

         The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is furnished with this report:

         Exhibit No.                Description

         99.1                       Press release dated January 4, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TECUMSEH PRODUCTS COMPANY


Date:  January 4, 2005                   By /s/ James S. Nicholson
                                            ------------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                             Financial Officer



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                                  EXHIBIT INDEX

         Exhibit No.                Description

         99.1                       Press release dated January 4, 2005